UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2023
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, the shareholders of MiMedx Group, Inc. (the “Company”) authorized the amendment and restatement of the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan (the “2016 Plan”) at the Company’s 2023 Annual Meeting (as defined in Item 5.07 of this Current Report on Form 8-K (this “Report”). A description of the material terms of the 2016 Plan, as amended and restated (the “Amended 2016 Plan”) was included on pages 52-63 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on May 15, 2023, which description is incorporated herein by reference. The description of the Amended 2016 Plan is qualified in its entirety by reference to the actual terms of the plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2023, the shareholders of the Company approved an amendment to the Company’s Restated Articles of Incorporation, as amended (the “Articles of Amendment”), to increase the number of authorized shares of the Company’s common stock from 187,500,000 shares ($.001 par value) to 250,000,000 shares ($.001 par value). A description of the material terms of the Articles of Amendment was included on pages 50-51 of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 15, 2023, which description is incorporated herein by reference. Following approval by the Company’s shareholders, the Company filed the Articles of Amendment with the Secretary of State of the State of Florida, and the Articles of Amendment became effective on June 14, 2023. The Articles of Amendment are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2023, the Company held its 2023 Annual Meeting of shareholders (the “2023 Annual Meeting”).

At the 2023 Annual Meeting, shares of Company common stock and Series B Convertible Preferred Stock representing 105,075,876 votes (i.e., approximately 78.07% of votes entitled to be cast at the 2023 Annual Meeting) were represented in person or by proxy.

At the 2023 Annual Meeting, the shareholders: (1) re-elected James L. Bierman, Dr. Phyllis L. Gardner, Dr. Michael Giuliani, and Dr. Cato Laurencin; (2) approved an advisory resolution regarding executive compensation; (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (4) approved the Articles of Amendment to increase the number of shares of authorized common stock from 187,500,000 to 250,000,000 as described in Item 5.03 of this Report; and (5) approved the Amended 2016 Plan as described in Item 5.02 of this Report.

Set forth below is information regarding the votes cast for each proposal:

Proposal 1: Election of Four Directors.

	For	Against	Abstain	Broker Non-votes
James L. Bierman	69,547,312	5,616,025	1,290,449	28,622,090
Dr. Phyllis I. Gardner	65,275,355	9,955,824	1,222,607	28,622,090
Dr. Michael Giuliani	69,820,124	5,294,598	1,339,064	28,622,090
Dr. Cato Laurencin	70,620,287	5,107,732	725,767	28,622,090

Proposal 2: Advisory approval of executive compensation.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	67,923,704	8,341,327	188,755	28,622,090

Proposal 3: Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	102,019,286	3,003,085	53,505	N/A

Proposal 4: Approval of Amendment to the Company's Restated Articles of Incorporation, as Amended.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	84,539,487	19,771,042	765,437	N/A

Proposal 5: Approval of an Amendment and Restatement of the Company's 2016 Equity and Cash Incentive Plan.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	58,162,435	17,000,811	1,290,540	28,622,090

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to Restated Articles of Incorporation, as Amended.
10.1	Amended and Restated 2016 Equity and Cash Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

June 14, 2023	By:	/s/ William “Butch” Hulse
William “Butch” Hulse General Counsel & Chief Administrative Officer